                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: December 19, 2001

                                DBS HOLDINGS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      NEVADA                      0-30453                  N/A
(State of Incorporation)        (Commission            (IRS Employer
                                File Number)          Identification #)

                               1 - 8765 ASH STREET
                           VANCOUVER, BRITISH COLUMBIA
                                 CANADA V6P 6T3
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (604) 301-9545
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                     --------------------------------------
                     (Registrant's Former Name and Address)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

PRICEWATERHOUSECOOPERS LLP (the "Former Accountant") were dismissed as principal independent accountants for DBS HOLDINGS INC. (the "Company") on December 19, 2001. The Company has engaged Morgan & Company, Chartered Accountants as its principal accountants effective January 10, 2002. The decision to change accountants has been approved by the Company's board of directors.

The Former Accountant's reports on the Company's consolidated financial statements for each of the past two fiscal years ended May 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as indicated in the following paragraph.

The Former Accountant's reports on the consolidated financial statements of the Company for each of the past two fiscal years ended May 31, 2001 and 2000 contained a separate paragraph stating that "As discussed in Note 2 to the consolidated financial statements, the Company has suffered losses from operations and has a working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regards to those matters are discussed in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In connection with the audits of the two most recent fiscal years ended May 31, 2001 and 2000 and through the subsequent interim period ending December 19, 2001, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such years.

In connection with the audits of the two most recent fiscal years ended May 31, 2001 and 2000 and through the subsequent interim period ending December 19, 2001, there have been no reportable events as defined in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of such letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

None

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

None

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

None

EXHIBITS

16.1 Letter of PricewaterhouseCoopers dated January 17, 2002 regarding the change in the Registrant's Certifying Accountant.

ITEM 8. CHANGE IN FISCAL YEAR

None

ITEM 9. REGULATION FD DISCLOSURE

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2002                         DBS HOLDINGS INC.


                                         By: /s/ Patrick A. McGowan
                                             ------------------------------
                                             Patrick A. McGowan
                                             Chief Financial Officer